UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2013

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30392	13-4172059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Progress Drive

Montgomeryville, PA  18936

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 695-4142 and (215) 699-0730

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Environmental Solutions Worldwide, Inc. (the “Company”) previously issued senior secured five (5) year convertible promissory notes (“Notes”) in the aggregate principal amount of $1,400,000 to Black Family Partners LP, John J. Hannan, Orchard Investments, LLC and Richard Ressler (each individually a “Senior Secured Lender” and collectively the “Senior Secured Lenders”), pursuant to a note subscription agreement, dated as of March 22, 2013 (the “Loan Agreement”).  Under the Loan Agreement, the Senior Secured Lenders agreed that any time prior to March 22, 2014, upon approval of the Company’s board of directors, the Company may require each Senior Secured Lender to purchase additional Notes, at one or more additional closings, of up to an additional aggregate principal amount of $3,600,000, in each case, allocated among the Senior Secured Lenders as agreed to in the Loan Agreement.

On April 23, 2012, the Company issued additional Notes in the aggregate principal amount $1,600,000 to the Senior Secured Lenders.  The additional Notes were issued on terms substantially similar to the terms set forth in the Notes previously issued on March 22, 2013.  The terms of such Notes, along with the Loan Agreement, are described in more detail in the Company’s Current Report on Form 8-K filed on March 28, 2013, which is incorporated herein by reference.   Proceeds from the additional Notes will be used by the Company and its subsidiaries to fund working capital, planned capital investments and other general corporate purposes.

The foregoing summary of the additional Notes do not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such documents, a form of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the discussion in item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02             Unregistered Sales of Equity Securities.

The Notes were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 4(2) thereof.  The Notes and the shares of Common Stock issuable upon exchange thereof, have not been registered under the Act, or state securities laws, and may not be offered or sold in the United States without being registered with the Securities and Exchange Commission or in reliance upon an applicable exemption from registration requirements of the Securities Act.

Information called for by this item is contained in Item 1.01 of this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits.

Exhibit No	Description
4.1	Form of Senior Secured Promissory Note issued on April 23, 2013 by Environmental Solutions Worldwide, Inc. in favor of the Senior Secured Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. (Registrant)

Date: April 29, 2013	By:	/s/ Praveen Nair
Praveen Nair Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)